                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)     December 31, 1998
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                            TELENETICS CORPORATION
                            ----------------------
             (Exact name of registrant a specified in its Charter)


       California                       0-16580               33-0061894
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(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)        Identification No.)


26772 Vista Terrace Drive, Lake Forest, California                    92630
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    (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code        (949) 455-4000
                                                       ---------------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     Effective as of the end of the business day (4:30 p.m., Eastern Standard time) on January 8, 1999, pursuant to the prior approval by the Board of Directors and the shareholders of the Company, the Company consummated a one-for-five reverse stock split of the Company's issued and outstanding shares of common stock, without par value ("Common Stock"), pursuant to which every five
(5) shares of Common Stock outstanding has been converted into and is deemed for all purposes to be one (1) fully paid and nonassessable share of Common Stock (the "Reverse Stock Split"). Any fractional shares resulting from such reverse stock split and conversion will be rounded up to the nearest whole share of Common Stock. The first day on which the Reverse Stock Split shares will be traded will be January 11, 1999. The Common Stock of the Company is quoted on the NASDAQ OTC Electronic Bulletin Board under the symbol "TLNT."

     In addition, in connection with the Reverse Stock Split, the Company restated and amended its Restated Articles of Incorporation to effect the Reverse Stock Split, to reduce the authorized number of shares of capital stock of the Company from 100,000,000 to 30,000,000, of which 25,000,000 shares are now designated as Common Stock, without par value, and 5,000,000 shares are now designated as Preferred Stock, without par value, and to expressly provide for the limitation of the liability of directors of the Company for monetary damages and the indemnification of the officers, directors and other agents of the Company, to the fullest extent permitted by applicable law. The Company also restated and amended its Restated and Amended Bylaws primarily to update certain provisions thereof in order to comply with the current requirements of the California Corporations Code (the "CCC") (in particular, to reduce the maximum number of directors of the Company from six to five, which is the maximum number of directors permitted by Section 212 of the CCC if the minimum number of directors is three, as is currently provided pursuant to the Restated and Amended Bylaws of the Company, and to fix the exact number of directors at four, until changed by the Board of Directors of the Company pursuant to the applicable provisions of the Bylaws). The restatement and amendment of the Restated Articles of Incorporation of the Company and the Restated and Amended Bylaws of the Company was duly approved by the Board of Directors and the shareholders of the Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.   Not applicable.
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     (b)  Pro Forma Financial Information.   Not applicable.
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     (c)  Exhibits.  Not applicable.
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ITEM 8.   CHANGE IN FISCAL YEAR

     At a scheduled meeting of the Board of Directors of the Company held on November 12, 1998, the Board of Directors of the Company determined to change the fiscal year of the Company to a calendar year end (January 1 to December
31), commencing with the calendar year/fiscal year ended December 31, 1998. The report covering the transition period will be filed with the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, to be filed with the Securities and Exchange Commission on or prior to March 31, 1999.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 1999        TELENETICS CORPORATION


                              By:  /s/ MICHAEL A. ARMANI
                                  ----------------------
                                  Michael A. Armani, Chairman of the Board,
                                  Chief Executive Officer, President
                                  and Chief Financial Officer

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